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                                                                   Page 15 of 17

                                   EXHIBIT A
                                   ---------

                           Agreement of Joint Filing
                           -------------------------

     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of T/R Systems, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Dated:  February 14, 2001


SEVIN ROSEN FUND IV L.P.      /s/ John V. Jaggers
                              ----------------------------------
By SRB ASSOCIATES IV L.P.,    Signature
Its General Partner

                              John V. Jaggers
                              General Partner


SRB ASSOCIATES IV L.P.        /s/ John V. Jaggers
                              ----------------------------------
                              Signature


                              John V. Jaggers
                              General Partner


JON W. BAYLESS                /s/ John V. Jaggers
                              ----------------------------------
                              Signature


                              John V. Jaggers
                              Attorney-In-Fact


STEPHEN M. DOW                /s/ John V. Jaggers
                              ----------------------------------
                              Signature


                              John V. Jaggers
                              Attorney-In-Fact


JOHN V. JAGGERS               /s/ John V. Jaggers
                              ----------------------------------
                              Signature
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                                                                   Page 16 of 17

CHARLES H. PHIPPS             /s/ John V. Jaggers
                              ----------------------------------
                              Signature


                              John V. Jaggers
                              Attorney-In-Fact


JENNIFER GILL ROBERTS         /s/ John V. Jaggers
                              ----------------------------------
                              Signature


                              John V. Jaggers
                              Attorney-In-Fact